Note 7 - Leases	12 Months Ended
Dec. 31, 2014
Leases, Operating [Abstract]
Operating Leases of Lessor Disclosure [Text Block]
7.	Leases:

A. Lease arrangements, under which the company acts as the lessee

Office lease:

In January 2006, the Company entered into an agreement to lease office space in Athens, Greece, with an unrelated party. In September 2010 and in September 2011 the agreement was amended and the monthly rent was renegotiated and it was agreed to give up occupancy of certain areas of the leased office space. On January 1, 2013, the agreement was amended again and the new monthly rent was renegotiated down to Euro 2.5 (or $3, based on the U.S. Dollar/Euro exchange rate as of December 31, 2014) and the annual adjustment for inflation increase plus 1% clause was removed. It was also agreed to further give up occupancy of an even larger area of the leased office space and to extend the duration of the lease to December 31, 2024. All other terms of the lease remained unchanged. General and administrative expenses for the years ended December 31, 2012, 2013 and 2014 include $127, $40 and $40 respectively, for rent expense. As a result of the above mentioned agreements for the abandonment of occupancy in certain areas of the leased office space, the Company made a revision in the useful life of certain leasehold improvements that would have been amortized over the life of the lease, resulting in accelerated depreciation of $621 in 2012 which is included in the consolidated statement of comprehensive (loss)/income.

In September 2010, the Company entered into a lease agreement for office space in London. The lease agreement was valid from September 2010 and would continue until either party gave to the other one calendar month written notice. The annual lease was GBP 12 (or $19, based on the U.S. Dollar/GBP exchange rate as of December 31, 2014). This agreement was terminated in September 30, 2012. General and administrative expenses for the years ended December 31, 2012, 2013 and 2014 include $14, $0 and $0, respectively, for rent expense.

In November 2009, the Company entered into a lease agreement for office space in London. The initial agreement was signed on November 15, 2009 and expired on November 14, 2010. The agreement was extended for another year and a further year after that and was terminated on June 30, 2012. The monthly rent was GBP 26 (or $40, based on the U.S. Dollar/GBP exchange rate as of December 31, 2014). General and administrative expenses for the year ended December 31, 2012, 2013 and 2014 include $247, $0 and $0 for rent expense.

In September 2011,the Company entered into a lease agreement for office space in Monaco with Central Shipping Monaco SAM, a Company which is controlled by the Company's Chief Executive Officer and President. The monthly rent was Euro 5 (or $6, based on the U.S. Dollar/Euro exchange rate as of December 31, 2014). This agreement was extended up to December 2012 and then terminated. This termination did not result in any additional fees. General and administrative expenses for the year ended December 31, 2012, 2013 and 2014 include $87, $0 and $0 for rent expense respectively.

Future minimum lease payments:

The Company's future minimum lease payments required to be made after December 31, 2014, related to the existing at December 31, 2014 office lease are as follows:

Year ending December 31,	Office Lease
2015	36
2016	36
2017	36
2018	36
2019	36
2020 and thereafter	180
Total	360

B. Lease arrangements, under which the company acts as the lessor

i)     Charter agreements:

In 2014, the Company operated one vessel (M/T Stenaweco Energy) under a time charter with Stena Weco A/S which is classified as an operating lease.

Future minimum time-charter receipts (excluding any off hire days), based on the vessel’s commitment to this non-cancellable time charter contract, as of December 31, 2014, are as follows:

Year ending December 31,	Time Charter receipts
2015	6,023
2016	6,039
2017	6,023
2018	3,267
Total	21,352